361 Absolute Alpha Fund
A series of the Investment Managers Series Trust

Supplement dated September 21, 2012
to the Summary Prospectus, Prospectus and Statement of Additional Information
dated March 1, 2012

Reduction of Advisory Fee and Expense Cap

Effective October 1, 2012, the Advisor has agreed to lower its management fee and reduce the limit on the Fund’s total annual fund operating expenses by 0.35% of the Fund’s average daily net assets.  Accordingly, the Fund’s Summary Prospectus and Prospectus is supplemented by replacing the “Fees and Expenses” table on page 1 with the following table:

		Class A Shares			Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		5.75%			None
Maximum deferred sales charge (load)		1.00%	1		None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)		2.00%			2.00%
Wire fee		$20			$20
Retirement account fees (annual maintenance and redemption requests)		$15			$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.25%			1.25%
Distribution and/or service (12b-1) fees		0.25%			None
Other expenses2		2.92%			2.92%
Dividend and interest expense on short sales	1.44%			1.44%
Shareholder servicing fee	0.04%			0.04%
All other expenses	1.44%			1.44%
Acquired fund fees and expenses		0.11%			0.11%
Total annual fund operating expenses1,3		4.53%			4.28%
Fee waiver and/or expense reimbursement2		(0.83)%			(0.83)%
Total annual fund operating expenses3 (after fee waiver and/or expense reimbursement)		3.70%			3.45%
1
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2
Effective October 1, 2012, the Fund’s advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses, interest, taxes, dividend and interest expense on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.90% and 2.15% of the average daily net assets of the Fund's Class A and Class I shares, respectively. This agreement is effective until February 28, 2013, and may be terminated by the Trust's Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment to the extent a class’s total annual fund operating expenses do not exceed the limits described above.

3
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

In addition, the table under “Example” on page 2 of the Summary Prospectus and Prospectus is replaced with the following table:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$926	$1,795	$2,672	$4,902
Class I shares	$348	$1,223	$2,111	$4,388

The description of the Advisor’s management fee on page 18 of the Prospectus is revised to read as follows:

For its services, effective as of October 1, 2012 the Advisor is entitled to receive an annual management fee of 1.25%, calculated daily and payable monthly, as a percentage of the Fund’s average daily net assets.

The first paragraph under “Fund Expenses” on page 18 of the Prospectus is revised to read as follows:

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed, however, to waive its fees and/or absorb expenses of the Fund to ensure that the total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividends and interest expense on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 1.90% and 2.15% of the average daily net assets of its Class A shares and Class I shares, respectively.  This agreement is effective until February 28, 2013, and may be terminated by the Trust’s Board of Trustees.

Investment Advisor

On October 1, 2012, the Advisor will manage all of the Fund’s assets directly and will not allocate any Fund assets to Sub-Advisors.  Accordingly, please disregard all references to allocation of fund assets to Sub-Advisors in the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information Additionally, the “Multi-style Management Risk” paragraphs under the sections titled “Principal Risks” on page 4 of the Summary Prospectus and page 12 of the Prospectus are deleted.

The section titled “The Fund’s Principal Investment Strategies” on page 10 of the Prospectus is supplemented with the following:

The Advisor pursues the Fund’s investment objective by utilizing both internal and external research.  External research is primarily provided by Lighthouse Partners, an affiliate of the Advisor.  This research uses various sources (including but not limited to prime broker relationships, form 13F filings, industry relationships, and news filters) and quantitative methodologies (which can include cluster analysis, factor and sector weightings) to seek to identify security characteristics that are most favored in the current market environment.  The Fund’s strategy is managed based on a proprietary quantitative methodology developed by the Advisor.

361 Long/Short Equity Fund
A series of the Investment Managers Series Trust

Supplement dated September 21, 2012
to the Prospectus dated December 15, 2011

The 2nd paragraph under the section titled “More About The Funds’ Investment Objectives, Strategies And Risks” on page 16 of the Prospectus is replaced by the following:

The Long/Short Equity Fund employs a strategy that seeks to evaluate potential long and short investments in equity securities utilizing both internal and external research.  External research is primarily provided by Lighthouse Partners, an affiliate of the Advisor. This research uses various sources including but not limited to prime broker relationships, form 13F filings, industry relationships, and news filters.  The goal of this research is to identify security characteristics that are most favored in the current market environment.  This is accomplished through quantitative methodologies which can include cluster analysis, factor and sector weightings.  The Fund’s strategy is then managed based on a proprietary quantitative methodology developed by the Advisor.  This methodology attempts to identify securities that the Advisor believes to be undervalued or overvalued relative to their intrinsic values based on various market related risks, momentum factors, and certain other criteria.  In doing so, the Advisor seeks to invest the Long/Short Equity Fund’s portfolio in equity securities in sectors and industry groups that it believes are attractive on a relative basis.  In addition, the Long/Short Equity Fund may sell short equity securities or establish short positions with respect to various indices if the Advisor believes that those securities (whether by themselves or as represented in an index) are less attractive on a relative basis.  The Advisor anticipates that, in general, the portfolio of the Long/Short Equity Fund will not be more than 100% long or short on a net basis.  The Long/Short Equity Fund may invest in equity securities of, or gain exposure to indices consisting of, U.S. and foreign issuers in all market capitalization ranges without limitation.